School Specialty, Inc.

Fiscal 2014 Third Quarter Update
March 5, 2014



School Specialty

Safe Harbor Statement/Non-GAAP Financial Information

Safe Harbor Statement

This presentation contains statements about School Specialty's future financial conditions, results of operations, expectations, plans, or prospects, including the information under the headings, "Process Improvement Program: What Does it Mean" and "FY14 Financial Outlook", that constitute forward-looking statements. Forward-looking statements also include those preceded or followed by the words "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "projects," "should," "targets" and/or similar expressions. These forward-looking statements are based on School Specialty's current estimates and assumptions as of the date of the information presented and, as such, involve uncertainty and risk. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those contemplated by the forward-looking statements because of a number of factors, including the factors described in Item 1A of School Specialty's Annual Report on Form 10-K for the fiscal year ended April 27, 2013, which factors are incorporated herein by reference. Any forward-looking statement in this presentation speaks only as of the date in which it is made. Except to the extent required under the federal securities laws, School Specialty does not intend to update or revise the forward-looking statements.

Non-GAAP Financial Information

The Company adopted fresh start accounting and reporting effective June 11, 2013, the Fresh Start Reporting Date. The financial statements as of the Fresh Start Reporting Date report the financial position of the Successor Company with no beginning retained earnings or accumulated deficit. Any financial statement presentation of the Successor Company represents the financial position and results of operations of a new reporting entity and is not comparable to prior periods presented by the Predecessor Company. The financial statements for periods ended prior to the Fresh Start Reporting Date do not include the effect of any changes in the Predecessor Company's capital structure or changes in the fair value of assets and liabilities as a result of fresh start accounting.

Accordingly, in addition to providing the GAAP analysis for the third fiscal quarter, this presentation includes a non-GAAP analysis entitled "Non-GAAP Financial Information – Combined Results" for the 39 weeks ended January 25, 2014. Non-GAAP Financial Information – Combined Results combines GAAP results of the Successor Company for the thirty three weeks ended January 25, 2014 and GAAP results of the Predecessor Company for the six weeks ended June 11, 2013. Management's non-GAAP analysis compares the Non-GAAP Financial Information – Combined Results to the Predecessor Company's GAAP results for the nine months ended January 26, 2013 through net income.

Management believes that the presentation of the combined results offers a useful non-GAAP normalized comparison to GAAP results of the Predecessor Company for the three months ended January 25, 2014.

This presentation also includes a presentation of Adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is used by management as a measure for judging the Company's operating performance and for estimating the Company's earnings growth prospects. Adjusted EBITDA does not represent, and should not be considered, an alternative to net income or operating income as determined by GAAP, and our calculation may not be comparable to similarly titled measures reported by other companies.

A reconciliation of the combined results to the most directly comparable GAAP measures and of Adjusted EBITDA to combined net income is included in this Fiscal 2014 Third Quarter Update dated March 5, 2014.

Financial Summary & Corporate Milestones

Fiscal Third Quarter Review

- Revenues in line with previously disclosed FY14 guidance
- Margins tracking to guidance, but seeing negative impact from mix shift and lower vendor rebates
- SG&A declined significantly; lower headcount and related expenses, process efficiencies
- Adjusted EBITDA improves by $3.3 million as compared to FY13 third quarter
- Net debt position of $138 million with no outstanding borrowings on ABL

Corporate Updates

- Process Improvement Program yielding desired savings and on track
- Distribution Center consolidation and reconfiguration progressing well
- New senior operations hires with a focus on lean implementation and best practices
- Merchandising, Sales and Marketing realignment underway
- Sales & Operations Planning benchmarks and metrics established
- Implementation of FY15 budgeting process
- Refining our nationwide sales organization and go-to-market strategy for FY16 and beyond

School Specialty

FY14 3Q Financial Performance Review

Fiscal '14 3rd Quarter Highlights:

- Revenues decreased by 7.6% or $6.1 million to $74.7 million
  - Distribution segment revenues decreased 5.3% or $3.5 million
  - Curriculum segment revenues decreased 16.4% or $2.5 million
  - Both segments, while lower year-over-year, are in line FY14 guidance
- Gross margin of 35.4% vs. 36.4%, down 100 bps
  - Distribution gross margins of 32.6% vs. 33.5%, down 90 bps (40 bps due to vendor rebates and 40 bps due to product mix shift towards direct customer shipment)
  - Curriculum gross margins of 49.3% vs. 48.4%, up 90 bps (increased product development costs offset by reduction in plant overhead costs and product mix shift)
- SG&A decreased by 19.1% or $11.6 million to $48.7 million
  - Corporate SG&A declined by $6.1 million (prior year included $4.7 million of bankruptcy-related costs; FY14 third quarter includes $1.6 million of process improvement/bankruptcy-related expenses)
  - Distribution and Curriculum SG&A declined by $5.5 million
- Adjusted EBITDA of ($14.6) million vs. Adjusted EBITDA of ($17.9) million
  - Process improvement and other cost reductions starting to positively impact results

Consolidated Combined Statement of Operations
Fiscal Third Quarter Review

In Thousands
Unaudited / Non-GAAP

	Successor Company		Predecessor Company	
	Three Months Ended January 25, 2014		Three Months Ended January 26, 2013	
Revenues	$	74,664	$	80,791
Cost of revenues		48,216		51,385
Gross profit		26,448		29,406
Selling, general and administrative expenses		48,672		60,229
Restructuring charges		2,429		-
Impairment charge		-		45,789
Operating income (loss)		(24,653)		(76,612)
Other expense:				
Impairment long-term asset		-		-
Interest expense		4,715		8,028
Early termination of long-term indebtedness		-		25,054
Change in fair value of interest rate swap		(134)		-
Refund of early termination fee		-		-
Reorganization items, net		901		-
Loss before provision for income taxes		(30,135)		(109,694)
Benefit from income taxes		-		(1,185)
Loss before income of unconsolidated affiliate		(30,135)		(108,509)
Loss of unconsolidated affiliate		-		(1,418)
Net loss	$	(30,135)	$	(109,927)

School Specialty

Adjusted EBITDA Comparisons
Fiscal Third Quarter Review

In Thousands
Unaudited / Non-GAAP

	Successor Company	Predecessor Company
	Three Months Ended January 25, 2014	Three Months Ended January 26, 2013
Adjusted Earnings before interest, taxes, depreciation, amortization, bankruptcy-related costs, restructuring and impairment charges (EBITDA) reconciliation:		
Net income (loss)	$ (30,135)	$ (109,927)
Equity in losses of unconsolidated affiliate	-	1,418
Benefit from income taxes	-	(1,185)
Reorganization items, net	901	-
Impairment long-term asset	-	-
Impairment charge	-	45,789
Bankruptcy-related restructuring costs	2,429	-
Bankruptcy-related costs incl in SG&A	1,562	4,733
Change in fair value of interest rate swap	(134)	-
Early termination fee	-	25,054
Depreciation and amortization expense	4,810	7,049
Amortization of development costs	1,258	1,142
Net interest expense	4,715	8,028
Adjusted EBITDA	$ (14,594)	$ (17,899)

School Specialty

FY14 Nine Month Financial Performance Review

Fiscal '14 Nine Month Highlights:

- Combined revenues decreased $47.3 million or 8.3% to $522.5 million
  - Distribution segment revenues decreased $30.5 million or 7.4%
  - Curriculum segment revenues decreased $16.4 million or 10.3%
  - Both segments, while lower year-over-year, are in line with guidance
- Combined gross margin of 38.8% vs. 39.6%, down 80 bps (lower vendor rebates and product mix shift)
- Combined SG&A decreased $17.9 million to $184.9 million
  - Corporate SG&A declined by $3.6 million
  - Distribution and Curriculum segment SG&A declined by $14.2 million
  - Headcount, lower payroll and related costs, catalog savings, lower depreciation and intangible amortization and warehouse and freight savings driving reductions
  - Combined SG&A impacted by $4.7 million of reorganization related costs in FY13; Company incurred $5.4 million of costs associated with process improvement initiatives, classified as bankruptcy-related expenses in FY14
- Combined Adjusted EBITDA of $46.6 million vs. Adjusted EBITDA of $53.9 million

School Specialty

Consolidated Combined Statement of Operations
Fiscal Nine Month Review

In Thousands
Unaudited / Non-GAAP

	Non-GAAP Combined		Predecessor Company	
	Nine Months Ended January 25, 2014		Nine Months Ended January 26, 2013	
Revenues	$	522,489	$	569,796
Cost of revenues		319,573		344,093
Gross profit		202,916		225,703
Selling, general and administrative expenses		184,851		202,709
Restructuring charges		6,034		-
Impairment charge		-		45,789
Operating income (loss)		12,031		(22,795)
Other expense:				
Impairment long-term asset		-		1,414
Interest expense		15,376		27,309
Early termination of long-term indebtedness		-		25,054
Change in fair value of interest rate swap		488		-
Refund of early termination fee		(4,054)		-
Reorganization items, net		(79,251)		-
Income (loss) before provision for income taxes		79,472		(76,572)
Provision for (benefit from) income taxes		1,899		(583)
Income (loss) before income of unconsolidated affiliate		77,573		(75,989)
Loss of unconsolidated affiliate		-		(1,436)
Net income (loss)	$	77,573	$	(77,425)

School Specialty

Adjusted EBITDA Comparisons Fiscal Nine Month Review

In Thousands
Unaudited / Non-GAAP

	Non-GAAP Combined		Predecessor Company	
	Nine Months Ended January 25, 2014		Nine Months Ended January 26, 2013	
Adjusted Earnings before interest, taxes, depreciation, amortization, bankruptcy-related costs, restructuring and impairment charges (EBITDA) reconciliation:				
Net income (loss)	$	77,573	$	(77,425)
Equity in losses of unconsolidated affiliate		-		1,436
Benefit from income taxes		1,899		(583)
Reorganization items, net		(79,251)		-
Impairment long-term asset		-		1,414
Impairment charge		-		45,789
Bankruptcy-related restructuring costs		6,034		-
Bankruptcy-related costs incl in SG&A		5,369		4,733
Change in fair value of interest rate swap		488		-
Early termination fee		(4,054)		25,054
Depreciation and amortization expense		17,273		21,034
Amortization of development costs		5,854		5,136
Net interest expense		15,376		27,309
Adjusted EBITDA	$	46,561	$	53,897

School Specialty

Balance Sheet Review

Key Highlights as of January 25, 2014

- Outstanding ABL facility balance was $0
- Outstanding balance on Term Loan Credit Agreement was $144.3 million
  - $1.4 million reflected as currently maturing, long-term debt
- Deferred cash payment obligations payable in December 2019
  - Preliminary estimates for obligations are $12.3 million, subject to revision, as claims reconciliation process concludes

CAPITALIZATION	Book Value (As of 1/25/14)
Cash	18
New ABL Facility, maturing in 2018	0
New Term Loan, maturing in 2019	144
Total 1st Lien Debt	144
Net 1st Lien Debt	**126**
Deferred Cash Payment Obligations, maturing in 2019	12
Total Debt	156
Net Debt	**138**
Total Stockholders' Equity	122
Total Book Capitalization	**278**

SSI has been off the ABL since November 2013. While there may be small needs in the 4th quarter as the Company prepares for the peak selling season, SSI continues to drive cash flow, while reducing the need for additional capital.

School Specialty

Balance Sheet Review (Cont'd)

- Continued improvements in inventory management
  - Inventory balance declines from $86.7 million to $73.2 million, a 15.5% improvement
  - Decline due to lower sales volumes and SKU rationalization program efforts
  - Expect to generate further cash through Process Improvement Programs
- Accounts receivable down $1.3 million or approximately 2% year-over-year due to lower sales volumes
- Accounts payable declined by $41 million year-over-year
  - Down from $64 million to $23 million
  - Established more normalized patterns in the fiscal 3rd quarter
- Company continues to focus on restoring trade credit with vendors
  - Most vendors have returned to normal terms, driving improvements in prepaid inventory
  - Working with remaining vendors to resume normal credit terms; looking at alternatives for future needs
- Company expects to receive tax refund in the 4th fiscal quarter – approximately $5 million
- FY15 working capital improvements expected as a result of DC/warehouse consolidation and SKU rationalization programs (DSO's, DPO's, inventory turns, etc.)

Company still expects to generate over $20 million in one-time cash generation

Condensed Consolidated Balance Sheet Comparison

(In Thousands, Except Share and Per Share Data)

	Successor Company	Predecessor Company	
	January 25, 2014	April 27, 2013	January 26, 2013
ASSETS			
Current assets:			
Cash and cash equivalents	$17,888	$ 20,769	$ 5,310
Restricted cash	-	26,302	1,736
Accounts receivable, less allowance for doubtful accounts of $1,267, $926 and $941, respectively	56,017	58,942	57,299
Inventories	73,224	92,582	86,667
Deferred catalog costs	9,933	8,924	12,363
Prepaid expenses and other current assets	13,655	29,901	10,356
Refundable income taxes	5,432	9,793	2,546
Deferred taxes	-	-	6,862
Assets held for sale	2,200	-	-
Total current assets	178,349	247,213	183,139
Property, plant and equipment, net	36,036	39,209	47,352
Goodwill	21,588	-	-
Intangible assets, net	49,371	110,306	111,937
Development costs and other	36,413	30,079	35,644
Deferred taxes long-term	47	51	47
Investment in unconsolidated affiliate	715	715	8,464
Total assets	$322,519	$ 427,573	$ 386,583

School Specialty

Consolidated Balance Sheet Comparison (Cont'd)

(In Thousands, Except Share and Per Share Data)	Successor Company	Predecessor Company	
	January 25, 2014	April 27, 2013	January 26, 2013
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)			
Current liabilities:			
Current maturities - long-term debt	$1,434	$ 198,302	$ 309,268
Accounts payable	23,033	22,897	64,039
Accrued compensation	4,910	7,197	3,935
Deferred revenue	2,559	2,237	2,856
Accrued fee for early termination of long-term debt	-	25,000	-
Other accrued liabilities	14,555	21,905	15,516
Total current liabilities	46,491	277,538	395,614
Long-term debt - less current maturities	152,581	-	-
Other liabilities	1,422	925	407
Liabilities subject to compromise	-	228,302	-
Total liabilities	200,494	506,765	396,021
Commitments and contingencies			
Stockholders' equity (deficit):			
Predecessor preferred stock, $0.001 par value per share, 1,000,000 shares authorized; none outstanding	-	-	-
Predecessor common stock, $0.001 par value per share, 150,000,000 shares authorized; 24,599,159 and 24,599,159 shares issued, respectively	-	24	24
Predecessor capital in excess of par value	-	446,232	445,629
Predecessor treasury stock, at cost, 5,420,210 and 5,420,210 shares, respectively	-	(186,637)	(186,637)
Successor preferred stock, $0.001 par value per share, 500,000 shares authorized; none outstanding	-	-	-
Successor common stock, $0.001 par value per share, 2,000,000 shares authorized; 1,000,004 shares outstanding	1	-	-
Successor capital in excess of par value	120,955	-	-
Accumulated other comprehensive income (loss)	(436)	22,381	22,471
Retained earnings (accumulated deficit)	1,505	(361,192)	(290,925)
Total stockholders' equity (deficit)	122,025	(79,192)	(9,438)
Total liabilities and stockholders' equity (deficit)	$322,519	$ 427,573	$ 386,583

School Specialty

Working Capital Analysis

	1Q13	1Q14	Y-O-Y Change	2Q13	2Q14	Y-O-Y Change	3Q13	3Q14	Y-O-Y Change
Accounts receivable, net	$178.3	$138.9	$39.4	$119.3	$122.2	$(2.9)	$57.3	$56.0	$1.3
Inventories	$112.5	$104.9	$7.6	$84.8	$67.7	$17.1	$86.7	$73.2	$13.5
Prepaid expenses and other current assets	$11.1	$26.7	$(15.6)	$13.4	$14.1	$(0.7)	$10.4	$13.7	$(3.3)
Accounts payable	$103.1	$49.1	$(54.0)	$63.8	$25.8	$(38.0)	$64.0	$23.0	$(41.0)

	1Q13	1Q14	% Change
Days Sales Outstanding	91.7	80.9	(11.8)%
Days Inventory Outstanding	94.6	100.1	5.8%
Days Payable Outstanding	86.7	46.9	(45.9)%

	2Q13	2Q14	% Change
Days Sales Outstanding	62.6	70.2	12.1%
Days Inventory Outstanding	73.4	63.3	(13.7)%
Days Payable Outstanding	55.2	24.1	(56.4)%

	3Q13	3Q14	% Change
Days Sales Outstanding	30.3	32.5	7.3%
Days Inventory Outstanding	75.6	69.0	(8.7)%
Days Payable Outstanding	55.9	21.7	(61.2)%

School Specialty

Consolidated Statement of Cash Flows

In Thousands

	Successor Company	Predecessor Company	
	Thirty-Three Weeks Ended January 25, 2014	Six Weeks Ended June 11, 2013	Nine Months Ended January 26, 2013
Cash flows from operating activities:			
Net income (loss)	$ 1,505	$ 76,068	$ (77,425)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:			
Depreciation and intangible asset amortization expense	14,290	2,983	21,034
Amortization of development costs	4,936	918	5,136
Non-cash reorganization items	(458)	(99,668)	-
Amortization of debt fees and other	1,557	9	4,510
Change in fair value of interest rate swap	488	-	-
Impairment charges	-	-	45,789
Impairment of long-term asset	-	-	1,414
Early termination of long-term indebtedness	-	-	25,054
(Income) loss of unconsolidated affiliate	-	-	1,436
Share-based compensation expense	-	-	1,292
Deferred taxes	-	-	(1,943)
Non-cash interest expense	913	-	6,828
Changes in current assets and liabilities:			
Accounts receivable	10,452	(8,011)	5,620
Inventories	29,458	(18,255)	13,838
Deferred catalog costs	(2,763)	1,754	(978)
Prepaid expenses and other current assets	17,703	722	1,776
Accounts payable	(14,913)	11,012	(10,716)
Accrued liabilities	(28,366)	12,488	(8,177)
Accrued bankruptcy-related reorganization costs	(6,188)	-	-
Net cash provided by (used in) operating activities	28,614	(19,980)	34,488
Cash flows from investing activities:			
Additions to property, plant and equipment	(4,291)	(243)	(3,556)
Change in restricted cash	26,302	-	(1,736)
Investment in product development costs	(3,683)	(463)	(4,788)
Proceeds from disposal of property, plant and equipment	1,599	-	-
Proceeds from note receivable	-	-	3,000
Net cash provided by (used in) investing activities	19,927	(706)	(7,080)
Cash flows from financing activities:			
Proceeds from bank borrowings	230,421	87,538	1,029,128
Repayment of bank borrowings	(254,972)	(79,977)	(1,042,457)
Issuance of debt	-	165,924	-
Repayment of debtor-in-possesion financing	-	(148,619)	-
Payment of early termination fee	(26,399)	-	-
Recovery of interest and reduction of early termination fee	5,399	-	-
Payment of debt fees and other	(636)	(9,415)	(9,253)
Net cash provided by (used in) financing activities	(46,187)	15,451	(22,582)
Net increase/(decrease) in cash and cash equivalents	2,354	(5,235)	4,826
Cash and cash equivalents, beginning of period	15,534	20,769	484
Cash and cash equivalents, end of period	$ 17,888	$ 15,534	$ 5,310

School Specialty

Process Improvement Program Updates

"13 Critical Projects Underway"

School Specialty

Process Improvement Program - Status Overview

- **Phase I roll-out progressing according to plan**
  - Initial focus on back-end – improving operational efficiencies to better service customer base

- **13 critical work streams across the organization**
  - SKU Rationalization
  - Inventory Reduction
  - Sales & Operations Planning
  - Performance Metrics
  - Call Center Outsourcing
  - Customer Care Efficiency Programs
  - Returns & Credits
  - Warehouse Consolidation & Construction
  - Warehouse Consolidation & MOS-Labor
  - AIS Performance Analysis (Furniture)
  - Materials Sourcing
  - Freight Reduction
  - Organizational Redesign

- **Phase II implementation now underway**
  - Reorganization of Merchandising, Sales and Marketing functions
  - Detailed analysis of nationwide distribution network and sales opportunities (3-5 year plan)
  - Company to transition from "AS-IS" model to "TO-BE" model during FY15
  - Anticipate additional cost savings and cash generation to be realized by FY16

Company on track to realize FY14 savings of $3-$5 million and $12-$15 million on an annualized basis, with one-time cash generation in excess of $20 million

School Specialty

Process Improvement Program Highlights
Distribution Center Consolidation/Reconfiguration

- Successful consolidation of DC network from 4 facilities to 2 (Distribution business)
- Closed Fresno, CA and Salina, KS in the third quarter of Fiscal 2014, and transitioned inventory from closed locations to Mansfield, OH and Greenville, WI
- In process of reconfiguring Mansfield, OH with state-of-the-art machinery and best practices in process management
- Leased additional 120,000 sq. ft. storage facility in Mansfield, OH to meet peak-season requirements
- Hired seasoned industry veterans to spearhead operations






School Specialty

Process Improvement Program Highlights
Product Management / SKU Rationalization

- Initially removed over 11,000 SKU's from the system and our offering
- In process of reviewing another 4,000 SKU's and select kits for potential rationalization
- Integrating core merchandising functions with operations to implement inventory management and profitability analysis programs
- Setting up processes and metrics for future evaluation – sourcing, marketing and sales
- Aligning behind verticals – General Supplies, Furniture, Technology, Agendas/Planners, Instructional Solutions and Curriculum
- Generating anticipated cost savings to date

SKU Rationalization Overview

Timeline	# SKU's	Inventory Value ($000)
Oct-13	4,227	$ 510
Nov-13	3,690	$ 1,281
Dec-13	970	$ 1,063
Jan-14	313	$ 353
Feb-14	3,285	$ 1,541
(Less duplicates transacted in more than one month)	(1,221)	
Total Reduction	**11,264**	**$ 4,748**

Action	# SKU's
Purged through SKU Rationalization	11,264
Discontinued Stocked SKU's Planned to Sell Thru	2,378
New Stocked SKU's Added to Assortment for 2014	2,429
Current Active Stocked SKU Count	24,514
Future SKU Rationalization Candidates	TBD, part of Assortment Planning Process

School Specialty

Process Improvement Program: What Does it Mean?

What does this mean for the Company?

- $6 million investment in Phase I / $10 million total estimated spend for identified actions
- $3-$5 million in savings and one-time cash generation of $20 million+ in FY14
- ~$15 million of identified annualized savings (FY15 and beyond)
- Positive impact to P&L and Balance Sheet
- Better efficiencies throughout organization
- An environment that not only fosters, but mandates ***collaboration*** and ***accountability***

What will this mean for our Customers?

- A commitment to product development with a more focused assortment of products
- Quicker and more consistent deliveries
- Better customer support (Sales, Marketing, Merchandising and Customer Care)
- Easier way of doing business with us
- Increased long-term ***customer loyalty*** and ***satisfaction***

Sales and Marketing Programs to Drive Growth and Customer Retention in FY15 and Beyond

Sales and Marketing Growth Initiatives

- State-by-state analysis – SSI and its competitors
- Internal alignment review – by geography, state and district
- Sales force configuration review – inside/outside coverage model
- Category management review – promoting brands and solutions (not just products)
- Promote ***assortment*** and ***curation*** capabilities – SSI is a ***one-stop shop***

Supplies
Furniture
Technology
Agendas/Planners
Instructional Solutions
Curriculum

Infants & Toddlers
Early Childhood
Elementary/Secondary

School Specialty

Fiscal Year 2014 Outlook

FY14 Financial Outlook

Reiterating Prior Revenue and EBITDA Guidance

- Net revenues expected to be $620 - $630 million, towards the mid to high-end of the range
- Business conditions continue to improve, post reorganization
- Gross profit margins to be comparable with prior years (w/in 40-60 bps)
- SG&A expected to be lower based on reduced headcount and Process Improvement Program benefits
- Restructuring charges anticipated to be $12-$14 million
- Cap Ex (includes product R&D) of approximately $16-$17 million (previously estimated at $18 million)
- EBITDA expected to be $40-$44 million, which includes $2 million of public company costs not originally included in disclosure statement forecast (in line with Disclosure Statement projections)

School Specialty

Investor Contacts:

Kevin Baehler
Acting Chief Financial Officer / SVP, Corporate Controller
920.882.5882
kevin.baehler@schoolspecialty.com

Glenn Wiener
Investor Relations
920.243.5392
IR@schoolspecialty.com

School Specialty.